SUPPLEMENT TO

Calvert Social Investment Fund
Equity Portfolio

Class A, B and C Prospectus dated January 31, 2007
as revised July 31, 2007

Date of Supplement:  October 22, 2007

The section titled "Advisor, Subadvisors and Portfolio Managers – CSIF Equity" on page 90 of the Prospectus is revised to indicate that Daniel W. Boone, III will resign as Lead Portfolio Manager of the Portfolio, and that Richard B. England will assume Mr. Boone’s role, effective December 31, 2007.

The biographical information for Mr. England, who currently serves on the portfolio management team, is provided on page 91 of the Prospectus.